Exhibit 10(xxii)  MAF Severance Benefits Program for Northwestern Employees.

                        MAF SEVERANCE BENEFITS PROGRAM
                          FOR NORTHWESTERN EMPLOYEES




                         Effective Date:  May 30, 1996

                           TABLE OF CONTENTS                          PAGE


ARTICLE I.............................................................  1
     GENERAL..........................................................  1
       1.1         Purpose............................................  1
                   -------
       1.2         Effective Date.....................................  1
                   --------------
       1.3         Definitions........................................  1
                   -----------
       1.4         Controlling Authority..............................  3
                   ---------------------
       1.5         Sole Source of Severance Benefits..................  3
                   ---------------------------------

ARTICLE II............................................................  3
     ELIGIBILITY AND BENEFITS.........................................  3
       2.1         Eligibility........................................  3
                   -----------
       2.2         Eligibility Exclusions.............................  3
                   ----------------------
       2.3         Severance Pay......................................  4
                   -------------
       2.4         Form And Payment Of Severance Benefits.............  5
                   --------------------------------------
       2.5         Lump Sum Death Benefit.............................  5
                   ----------------------
       2.6         Other Benefits.....................................  5
                   --------------

ARTICLE III...........................................................  6
     PLAN ADMINISTRATION..............................................  6
       3.1         Administration of Plan.............................  6
                   ----------------------
       3.2         Rules and Procedures...............................  6
                   --------------------
       3.3         Claims Procedure...................................  6
                   ----------------
       3.4         Actions of the Plan Administrator..................  7
                   ---------------------------------
       3.5         Delegation.........................................  7
                   ----------
       3.6         Reliance on Experts................................  7
                   -------------------

ARTICLE IV............................................................  8
     LIMITATIONS AND LIABILITIES......................................  8
       4.1         Non-guarantee of Employment........................  8
                   ---------------------------
       4.2         Non-alienation of Assets and Benefits..............  8
                   -------------------------------------
       4.3         Limitation of Liability............................  8
                   -----------------------
       4.4         Indemnification....................................  8
                   ---------------

ARTICLE V.............................................................  8
     FUNDING..........................................................  8
       5.1         Funding............................................  8
                   -------

ARTICLE VI............................................................  9
     AFFILIATES.......................................................  9



       6.1         Obligation of Employers............................  9
                   -----------------------
       6.2         Cooperation by Each Employer.......................  9
                   ----------------------------

ARTICLE VII...........................................................  9
     AMENDMENT AND TERMINATION........................................  9
       7.1         General............................................  9
                   -------
       7.2         Amendments.........................................  9
                   ----------

ARTICLE VIII..........................................................  9
     MISCELLANEOUS PROVISIONS.........................................  9
       8.1         ERISA..............................................  9
                   -----
       8.2         Applicable Law..................................... 10
                   --------------
       8.3         Exclusive Benefit of Participants.................. 10
                   ---------------------------------
       8.4         Agent for Service of Process....................... 10
                   ----------------------------

                        MAF SEVERANCE BENEFITS PROGRAM
                          FOR NORTHWESTERN EMPLOYEES

                                   ARTICLE I

                                    GENERAL

     1.1  Purpose.  It is the intention of MAF Bancorp, Inc. (the "Company") to
          -------
create and maintain the MAF Severance Benefits Program for Northwestern Employees (the "Plan") to provide Eligible Employees with income after termination of employment under circumstances described herein, including, but not limited to, the execution of the general release prescribed hereby.

     1.2  Effective Date.  The Plan shall become effective on the Effective Date
          --------------
 of the Merger under that certain Amended and Restated Agreement and Plan of Merger, dated as of November 29, 1995, by and between the Company and N.S. Bancorp, Inc. (the "Merger Agreement").

     1.3  Definitions.  Each capitalized term not defined herein shall have the
          -----------
 meaning ascribed to it under the Merger Agreement, unless the context requires otherwise. Each term defined herein shall be given its defined meaning wherever used in this document, unless the context requires otherwise.

          "Affiliate" means (1) the Company and any corporation or enterprise,
           ---------
     other than the Company, which, as of a given date, is a member of the same controlled group of corporations, the same group of trades or businesses under common control or the same affiliated service group, determined in accordance with Code Section 414(b),(c),(m) or (o), as is the Company or
     (2) a subsidiary of the Company where the Company is an owner of a majority of the voting securities of such corporation or enterprise or (3) any other corporation or enterprise deemed to be an affiliate by the Board of Directors of the Company.

          "Base Weekly Pay" means with respect to: (a) a salaried Employee, the
           ---------------
     Employee's base annual salary as of the Severance Event, divided by 52, and
     (b) an hourly Employee, the Employee's average weekly earnings based on such Employee's straight time earnings for the twelve month period ending with the last full week preceding the Severance Event.

          "Beneficiary" means the person or persons designated by an Eligible
           -----------
     Employee to receive the payment described in Section 2.5 in the event of the Eligible Employee's death while receiving Severance Pay. Such designation shall be filed with the Committee on such form as the Committee may prescribe. In the event an Eligible Employee fails to properly file a designation, then the "Beneficiary" shall be the Eligible Employee's estate.

          "Company" means MAF Bancorp, Inc.
           -------

          "Eligible Employee" means a Northwestern Employee who has satisfied
           -----------------
     all conditions of eligibility as provided in sections 2.1 and 2.2.

          "Employer" means the Company and any Affiliate thereof which employs a
           --------
     Northwestern Employee as an Employee on or after the Effective Date.

          "Employee" means an individual who provides services to the Company
           --------
     and any Affiliate as an employee for remuneration.

          "Northwestern Employee" means each Employee of N.S. Bancorp, Inc.,
           ---------------------
     Northwestern Savings Bank (to be merged into Mid America Federal Savings Bank on the Effective Date) and each other Northwestern subsidiary as of the Effective Date (collectively, "Northwestern") employed as of the Effective Date, other than any Northwestern Employee who at any time on or after November 29, 1995 was or becomes a party to a written employment agreement with Northwestern, the Company or an Affiliate.

          "Plan Administrator" means the First Vice President-Administration of
           ------------------
     the Company or such other person or entity designated to administer the Plan and be the named fiduciary thereof.

          "Plan Year"  means the period commencing on the Effective Date and
          ----------
     ending December 31, 1996.

          "Severance Event" shall be deemed to have occurred if, and only if, as
           ---------------
     of the Effective Date, or prior to December 31, 1996, the termination of an Eligible Employee's employment with all Employers occurs, and such termination is employer-initiated for reasons attributable to the Merger and other than misconduct or unsatisfactory performance below acceptable standards pursuant to the Company's progressive discipline policy applicable to the Eligible Employee.

          "Severance Pay" means the benefit provided pursuant to Section 2.3.
           -------------

          "Week of Severance Pay" shall mean an amount equal to an Eligible
           ---------------------
     Employee's Base Weekly Pay determined as of the Severance Event.

          "Year of Service" means each full year of continuous employment with
           ---------------
     the Employer. For purposes hereof, if a Northwestern Employee has had a termination of employment prior to the Effective Date and was subsequently reemployed, for the sole purpose of computing the amount of Severance Pay under the Plan, his Years of Service shall be computed from his reemployment date.

     1.4  Controlling Authority.  This Plan document is the sole and controlling
          ---------------------
source of rights under the Plan. This Plan may only be amended in accordance with Article VII herein.

     1.5  Sole Source of Severance Benefits.  This Plan shall be the sole source
          ---------------------------------
of severance benefits applicable to any Northwestern Employee who is an Eligible Employee. No Employee, Officer or Director of the Company may promise or grant severance benefits to any Northwestern Employee except as provided herein and any other agreement or representation to the contrary is null and void unless expressly approved in writing by the Board of Directors or Chief Executive Officer of the Company or Mid America Federal Savings Bank. When such an agreement exists, its terms and conditions shall apply and the Employee shall no longer be eligible to receive benefits under this Plan.


                                  ARTICLE II

                           ELIGIBILITY AND BENEFITS

     2.1  Eligibility.  Except as provided in Section 2.2 and subject to all
          -----------
other exclusions contained in this Plan, a Northwestern Employee will be eligible to receive Severance Pay if and only if: (a) his employment with all Employers is terminated in circumstances that constitute a Severance Event; (b) at the time of such Severance Event, he was employed by an Employer; and (c) he executes a release of claims as set forth in Appendix A.

     2.2  Eligibility Exclusions.  Notwithstanding the foregoing, a
          ----------------------
Northwestern Employee who incurs a Severance Event will not be eligible to receive Severance Pay if his employment voluntarily or involuntarily terminates when one or more of the following circumstances is applicable:

          (a) The Northwestern Employee is a party to an employment or severance agreement providing for payments or other benefits as a result of termination of employment; or

          (b) The Northwestern Employee leaves employment voluntarily, either by resignation (other than in circumstances that constitute a Severance Event) or retirement; or

          (c) The Northwestern Employee is on or commences a leave of absence or other interruption of employment which does not constitute a termination of employment; or

          (d) The Northwestern Employee is offered to continue in his present position or is offered another position with the Company or an Affiliate with comparable base annual or hourly compensation and job responsibilities as determined at the discretion of the Plan Administrator and declined to accept such position; or

          (e) The Northwestern Employee is transferred to another facility or location of the Company or an Affiliate at the same or another position with comparable base annual or hourly compensation and job responsibilities as determined at the discretion of the Plan Administrator and declines to accept such transfer; or

          (f) Employment is terminated as result of the sale of assets or stock of an Employer, and the Northwestern Employee is offered the same or another position with the successor in interest with comparable base annual or hourly compensation as determined at the discretion of the Plan Administrator; or

          (g) The Northwestern Employee refuses to execute a release of claims as provided in Section 2.1 hereof; or

          (h) The Northwestern Employee terminates employment as a result of death or disability.

     2.3  Severance Pay.  The Severance Pay provided by this Plan shall be
          -------------
determined based upon the number of Years of Service and Base Weekly Pay of an Eligible Employee at the time of the Severance Event as follows:

     (a) All Eligible Employees shall be entitled to receive a benefit equal to two (2) Weeks of Severance Pay for each full Year of Service as of the Severance Event, subject to a maximum benefit of 26 weeks. Any Eligible Employee who has completed one full Year of Service as of the Merger Effective Date shall be entitled to receive a minimum benefit equal to four (4) Weeks of Severance Pay. An Eligible Employee who has not completed one full Year of Service as of the Merger Effective Date shall be entitled to receive a minimum benefit equal to two (2) Weeks of Severance Pay.

     (b) Notwithstanding any provision of this Section 2.3 to the contrary, Severance Pay shall be reduced by, or the Eligible Employee shall be obligated to refund to the Employer to the extent such Severance Pay was not so reduced, the amount of unemployment compensation received by the Eligible Employee under any state or other governmental program during the period the Severance Pay is payable.

Severance Pay shall be subject to all applicable federal and state deductions and withholding and shall be paid in such manner as prescribed in Section 2.4.

     2.4  Form And Payment Of Severance Benefits.  Severance Pay shall be paid
          --------------------------------------
in installments on regular pay dates following termination of employment. Installments shall commence as of the end of the first pay period that occurs on or after the date the Eligible Employee has executed the release of claims required by Section 2.1(c) and the seven-day period for revocation thereof has expired. Installments shall continue until the earlier of the date that (i) the Eligible Employee dies (in which case the payment described in Section 2.5 shall be made to the Eligible Employee's Beneficiary); or (ii) all Weeks of Severance Pay to which the Eligible Employee is entitled are paid.

     2.5  Lump Sum Death Benefit.  In the event that an Eligible Employee dies
          ----------------------
after a Severance Event and prior to the payment of all of the Weeks of Severance Pay to which Eligible Employee was entitled and the installments terminate pursuant to Section 2.4, then a lump sum death benefit shall be paid to the Beneficiary within 30 days after the date of death. The lump sum benefit shall be equal to the aggregate amount of the Weeks of Severance Pay to which the Eligible Employee was entitled but which had not been paid as of the date of death. Notwithstanding the foregoing, in the event that as of the date of death the Eligible Employee had not executed the release described in Section 2.1(c), or if executed, the time for revocation had not expired, then the payment of the lump sum shall be subject to the execution by the Beneficiary of a release substantially similar in scope to the provisions of Appendix A.

     2.6  Other Benefits.
          --------------

     (a) Salaries, Wages and Vacation.  Any earned but unpaid salary or wages
         ----------------------------
and any earned but unused vacation for which an Employee is eligible at time of termination of employment will be paid in a lump sum at time of termination of employment, subject to applicable federal and state withholding.

     (b) Insurance.  Employees may be eligible for COBRA continuation coverage
         ---------
related to medical at full existing COBRA rates following termination of employment, as provided in the applicable medical care plan. Applicable premiums relating to single COBRA continuation coverage will be waived by MAF Bancorp, Inc. for the first three (3) months of coverage for any Eligible Employee who receives Severance Pay under this Plan. No other medical or health insurance cost subsidies will be provided by an Employer, including any subsidy relating to dependant COBRA continuation coverage or other insurance benefits.

     (c) Outplacement Assistance.  Eligible Employees shall receive outplacement
         -----------------------
assistance, as needed, from the Employer utilizing its resources within sixty
(60) days after a Severance Event.

     (d) General Limitations.  The severance benefits available to Eligible
         -------------------
Employees are limited to the provisions herein. All qualified or non-qualified retirement or other plan benefits for which the Eligible Employee may be eligible shall be governed by the applicable plan's specific conditions.


                                  ARTICLE III

                              PLAN ADMINISTRATION

     3.1  Administration of Plan.  The Plan shall be administered by the Plan
          ----------------------
 Administrator unless the Board of Directors of MAF Bancorp, Inc. (as constituted from time to time), or the person or persons designated by it to carry out its duties or powers under the terms of this Plan, delegates such authority to another party.

     The Plan Administrator shall have authority to control and manage the operation and administration of the Plan including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. Without limiting the generality of the foregoing, and in addition to the other powers set forth in the Plan, the Plan Administrator shall have the following express discretionary authorities:

     (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

     (b) to prescribe procedures to be followed by Participants for filing requests and elections under the Plan;

     (c) to prepare and distribute, in such manner as determined to be appropriate, information explaining the Plan;

     (d) to receive or request from the Employers or Eligible Employees such information as shall be necessary for the proper administration of the Plan;

     (e) to furnish the Employers upon request such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate; and

     (f) to determine the amounts available to provide a benefit and to administer the claims procedure.

     3.2  Rules and Procedures.  The Plan Administrator may adopt such rules,
          --------------------
regulations and bylaws as it deems necessary or desirable.

     3.3  Claims Procedure.
          ----------------

     (a) Any Employee who believes that he is entitled to a benefit under the Plan in an amount greater than he has received may file a claim for such benefit by writing to the Plan Administrator.

     (b) Every claim which is properly filed shall be answered in writing within ninety (90) days (or one hundred eighty (180) days if special circumstances require an extension of time for processing the claim) of receipt stating whether the claim is granted or denied. If the claim is denied, the claimant shall be provided specific reasons for denial; specific reference to the pertinent Plan provisions on which the denial is based; a description of any information necessary for the claimant to perfect a claim including an explanation of why such information is necessary; and an explanation of the Plan's claim appeal procedure including steps to be taken to submit the claim for review.

     (c) Within sixty (60) days after notice that a claim is denied, the claimant may file a written appeal which shall include any comments, statements or documents the claimant may wish to provide. Notice of the decision on appeal shall be sent to the claimant within sixty (60) days of its receipt (or one hundred twenty (120) days if special circumstances require an extension of time for processing the appeal). In the event the claim is denied upon appeal, the notice shall set forth the reasons for denial written in a manner calculated to be understood by the claimant and specific reference to the pertinent provisions of the Plan on which the denial is based. Any reasonable request from a claimant for documents or information relevant to his claim prior to his filing an appeal shall also be allowed.

     (d) If notice of the denial of the claim or appeal is not furnished in the time limits set forth above, the claim or appeal shall be deemed denied.

     3.4  Actions of the Plan Administrator.  All determinations,
          ---------------------------------
interpretations, rules, and decisions of the Plan Administrator or its delegate shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan and shall be given deference in any judicial or other proceeding.

     3.5  Delegation.  The Plan Administrator shall have the power to delegate
          ----------
specific duties, discretionary and other authorities and responsibilities to officers or employees of the Company or other individuals or entities. Any delegation by the Plan Administrator may allow further delegations by the individual or entity to whom the delegation is made. Any delegation may be rescinded by the Plan Administrator at any time. Each person or entity to whom a duty or responsibility has been delegated shall be responsible for the exercise of such duty or responsibility and shall not be responsible for any act or failure to act of any other person or entity.

     3.6  Reliance on Experts.  The Plan Administrator and its delegates shall
          -------------------
be entitled to rely on any and all schedules, reports, opinions or advice furnished by any duly appointed actuary, accountant, legal counsel, physician or other medical expert and any other duly appointed advisor. Any such advisor may be a person, firm or other organization acting or employed in like capacity for an Employer.


                                  ARTICLE IV

                          LIMITATIONS AND LIABILITIES

     4.1  Non-guarantee of Employment.  Nothing contained in the Plan shall be
          ---------------------------
construed as an agreement of employment, or as giving or conferring on any Employee the right to continued employment, or as a limitation on the right of an Employer to terminate the employment of an Employee, with or without cause. Nor shall anything contained in the Plan affect the eligibility requirements under any other plans maintained by an Employer, nor give any Employee a right to coverage under any other plan.

     4.2  Non-alienation of Assets and Benefits.  Except as may be required by
          -------------------------------------
applicable law, the benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void.

     4.3  Limitation of Liability.  Neither an Employer nor the Plan
          -----------------------
Administrator shall be liable for any act or failure to act which is made in good faith pursuant to the provisions of the Plan or records of the Plan, Company, Employer, or any employee benefit plans thereof, except to the extent required by applicable law.

     4.4  Indemnification.  The Company and each Employer shall, to the extent
          ---------------
permitted by its Certificate of Incorporation and Bylaws, and by the laws of the State in which it is incorporated, indemnify the Plan Administrator, and any employee, officer or director of an Employer, against any and all liabilities arising by reason of any act or omission made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

                                   ARTICLE V

                                    FUNDING

     5.1  Funding.  Benefits shall be paid out of the general assets of the
          -------
 Company or applicable Employer. Neither the Company nor any other Employer shall be required to fund or otherwise provide for the payment of benefits in any manner.


                                  ARTICLE VI

                                  AFFILIATES

     6.1  Obligation of Employers.  Each Employer agrees to make all payments
          -----------------------
required hereunder to be made on behalf of Eligible Employees of such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer.

     6.2  Cooperation by Each Employer.  To enable the Plan Administrator to
          ----------------------------
perform its functions, an Employer shall supply full and timely information to the Plan Administrator on all matters relating to Base Weekly Pay and Years of Service of all Employees and cause for termination of employment, and any other pertinent facts or information as a Plan Administrator, in its sole discretion, may require.


                                  ARTICLE VII

                           AMENDMENT AND TERMINATION

     7.1  General.  The Company reserves the right to amend or terminate the
          -------
Plan at any time, prospectively or retroactively, and for any reason; provided, however, that any such amendment or termination which adversely affects any Northwestern Employee shall not be effective unless such Employee has consented thereto in writing.

     7.2  Amendments.  Any and all amendments shall be made in writing and shall
          ----------
be signed and approved by the Board of Directors of MAF Bancorp, Inc. (as constituted from time to time), or the person or persons designated by its to carry out its duties or powers under the terms of this Plan.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

     8.1  ERISA.
          -----

          (a) Any person or persons may serve in more than one fiduciary capacity with respect to the Plan.

          (b) The Plan Administrator shall be a "named fiduciary" with respect to the Plan; however, its responsibilities as such shall be limited to the performance of those duties specifically assigned to it hereunder. The Plan Administrator shall have no responsibility for the performance of any duty not specifically so assigned, except to the extent required by applicable law.

          (c) The Plan Administrator may allocate or delegate its responsibilities hereunder to persons who are not named fiduciaries. The allocation or delegation of any fiduciary responsibility shall be in writing, and shall become effective upon the written acceptance thereof by the person or persons to whom such responsibilities are allocated or delegated.

     8.2  Applicable Law.  This Plan shall be construed in accordance with
          --------------
federal law under ERISA; provided, that nothing in this Section 8.2 shall be construed as placing any restriction upon the right of an Employer acting pursuant to the Plan to take any action or to incur any liability which it is authorized to take or incur under its Certificate of Incorporation or Bylaws, or under the laws of the State in which it is incorporated, except to the extent that the same are superseded by applicable federal law.

     8.3  Exclusive Benefit of Participants.  This Plan is for the exclusive
          ---------------------------------
benefit of Eligible Employees and their beneficiaries.

     8.4  Agent for Service of Process.  The Plan Administrator shall be the
          ----------------------------
agent for service of process.

                                  APPENDIX A
                        RELEASE AND SEVERANCE AGREEMENT
                        -------------------------------

          THIS RELEASE AND SEVERANCE AGREEMENT is made and entered into this ____ day of _______________, _____ by and between MAF Bancorp, Inc., its subsidiaries and affiliates, including but not limited to Mid America Federal Savings Bank, successor to Northwestern Savings Bank, and the Northwestern Savings Bank Severance Benefits Program (collectively "MAF") and the undersigned employee (hereinafter "EMPLOYEE").

          EMPLOYEE'S employment with MAF terminated on ______________, ______; and EMPLOYEE has voluntarily agreed to the terms of this RELEASE AND SEVERANCE AGREEMENT in exchange for Severance Pay under the Northwestern Savings Bank Severance Benefits Program ("Program") to which EMPLOYEE otherwise would not be entitled.

          NOW THEREFORE, in consideration for Severance Pay provided under the Plan, EMPLOYEE on behalf of himself and his spouse, heirs, executors, administrators, children, and assigns does hereby fully release and discharge MAF, its officers, directors, employees, agents, subsidiaries and divisions, benefit plans and their administrators, fiduciaries and insurers, successors, and assigns from any and all claims or demands for wages, back pay, front pay, attorney's fees and other sums of money, insurance, benefits, contracts, controversies, agreements, promises, damages, costs, actions or causes of action and liabilities of any kind or character whatsoever, whether known or unknown, from the beginning of time to the date of these presents, relating to his employment or termination of employment from MAF, including but not limited to any claims, actions or causes of action arising under the statutory, common law or other rules, orders or regulations of the United States or any State or political subdivision thereof including the Age Discrimination in Employment Act and the Older Workers Benefit Protection Act.

          EMPLOYEE acknowledges that EMPLOYEE'S obligations pursuant to applicable policies of MAF, copies of which have been provided to EMPLOYEE, and under applicable law relating to the use or disclosure of confidential information shall continue to apply to EMPLOYEE.

          This Release and Settlement Agreement supersedes any and all other agreements between EMPLOYEE and MAF except agreements relating to proprietary or confidential information belonging to MAF, and any other agreements, promises or representations relating to severance pay or other terms and conditions of employment are null and void.

          This release does not affect EMPLOYEE'S right to any benefits to which EMPLOYEE may be entitled under any employee benefit plan sponsored by MAF.

          EMPLOYEE and MAF acknowledge that it is their mutual intent that the Age Discrimination in Employment Act waiver contained herein fully comply with the Older Workers Benefit Protection Act. Accordingly, EMPLOYEE acknowledges and agrees that:

          (a) The Severance Pay exceeds the nature and scope of that to which he would otherwise have been legally entitled to receive.

          (b) Execution of this Agreement and the Age Discrimination in Employment Act waiver herein is his knowing and voluntary act;

          (c) He has been advised by MAF to consult with his personal attorney regarding the terms of this Agreement, including the aforementioned waiver;

          (d) He has had at least forty-five (45) calendar days within which to consider this Agreement;

          (e)  He has the right to revoke this Agreement in full within seven
     (7) calendar days of execution and that none of the terms and provisions of this Agreement shall become effective or be enforceable until such revocation period has expired;

          (f) He has been informed in writing of (i) the eligibility factors under the Plan, (ii) the group of employees, including the job title and age of each, eligible to receive Severance Pay, (iii) the ages of all individuals in the same job classification or organizational unit who are not eligible to receive Severance Pay, and (iv) any time limit applicable to the Plan;

          (g)  He has read and fully understands the terms of this agreement;
     and

          (h) Nothing contained in this Agreement purports to release any of EMPLOYEE's rights or claims under the Age Discrimination in Employment Act that may arise after the date of execution.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated above.

MAF BANCORP, INC.,                    EMPLOYEE
for itself and its Subsidiaries
and Affiliates

By:__________________________         __________________________

Its:_________________________         (Signature)

                              ___________________________
NORTHWESTERN SAVINGS BANK     (Print or type name)
BENEFITS PROGRAM


By:__________________________
Its:  Plan Administrator

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